                                                                     EXHIBIT 1.2

            IDENTITY AND BACKGROUND OF BSAM'S DIRECTORS AND OFFICERS

To the knowledge of the Reporting Persons, the following represents the names, present principal occupations or employment, and the names, principal businesses and addresses of the employers, of BSAM's directors and officers.

BSAM's Directors

                          Present Principal                              Principal Business
       Name           Occupation or Employment    Name of Employer          of Employer         Address of Employer
------------------    ------------------------   ------------------     -------------------    --------------------
Ralph R. Cioffi       Investment Manager         Bear Stearns Asset     Registered             383 Madison Avenue,
                                                 Management Inc.        investment adviser     28th Floor, New York,
                                                                                               New York 10179

Barry J. Cohen        Director and Director of   Bear Stearns Asset     Registered             383 Madison Avenue,
                      Alternative Investments    Management Inc.        investment adviser     28th Floor, New York,
                                                                                               New York 10179

John W. Geissinger    Director and Chief         Bear Stearns Asset     Registered             383 Madison Avenue,
                      Investment Officer         Management Inc.        investment adviser     28th Floor, New York,
                                                                                               New York 10179

Michael E. Guarasci   Director                   Bear Stearns Asset     Registered             383 Madison Avenue,
Sr.                                              Management Inc.        investment adviser     28th Floor, New York,
                                                                                               New York 10179

Richard A. Marin      Chairman of the Board,     Bear Stearns Asset     Registered             383 Madison Avenue,
                      Chief Executive Officer    Management Inc.        investment adviser     28th Floor, New York,
                      and President                                                            New York 10179

Rajan Govindan        Director and Chief         Bear Stearns Asset     Registered             383 Madison Avenue,
                      Operating Officer          Management Inc.        investment adviser     28th Floor, New York,
                                                                                               New York 10179

BSAM's Officers

                          Present Principal                              Principal Business
       Name           Occupation or Employment    Name of Employer          of Employer         Address of Employer
------------------    ------------------------   ------------------     -------------------    --------------------
Richard A. Marin      Chairman of the Board,     Bear Stearns Asset     Registered             383 Madison Avenue,
                      Chief Executive Officer    Management Inc.        investment adviser     28th Floor, New York,
                      and President                                                            New York 10179

Rajan Govindan        Director and Chief         Bear Stearns Asset     Registered             383 Madison Avenue,
                      Operating Officer          Management Inc.        investment adviser     28th Floor, New York,
                                                                                               New York 10179

Mary Kay Scucci       Chief Financial Officer    Bear Stearns Asset     Registered             383 Madison Avenue,
                                                 Management Inc.        investment adviser     28th Floor, New York,
                                                                                               New York 10179

Laurence Godin        Executive Vice President   Bear Stearns Asset     Registered             383 Madison Avenue,
                      and General Counsel        Management Inc.        investment adviser     28th Floor, New York,
                                                                                               New York 10179

                          Present Principal                              Principal Business
       Name           Occupation or Employment    Name of Employer          of Employer         Address of Employer
------------------    ------------------------   ------------------     -------------------    --------------------
Barbara A. Keller     Secretary and Chief        Bear Stearns Asset     Registered             383 Madison Avenue,
                      Compliance Officer         Management Inc.        investment adviser     28th Floor, New York,
                                                                                               New York 10179

John W. Geissinger    Director and Chief         Bear Stearns Asset     Registered             383 Madison Avenue,
                      Investment Officer         Management Inc.        investment adviser     28th Floor, New York,
                                                                                               New York 10179

Notes:

The business address of each director and officer listed above is 383 Madison Avenue, 28th Floor, New York, New York 10179.

Each director and officer listed above is a U.S. citizen.